UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                  Exchange Act of 1934 Date of Report (Date of
                    earliest event reported): August 6, 2003


                            FACTORY 2-U STORES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

       1-10089                                           51-0299573
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


                  4000 RUFFIN ROAD, SAN DIEGO, CALIFORNIA 92123
                  ---------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 627-1800


                                       NA
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Factory 2-U Stores, Inc. under the Securities Act of 1933, as amended.



Item 7.  Exhibits.

         Exhibit No.       Description

         99.1              Press release of Factory 2-U Stores, Inc., dated
                           August 6, 2003.


Item 12.  Results of Operations and Financial Condition

On August 6, 2003, we announced the sales for the four-week, 13-week and 26-week periods ended August 2, 2003. The full text of our press release dated August 6, 2003 is attached as exhibit hereto.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          FACTORY 2-U STORES, INC. (Registrant)


                                          By: /s/ Douglas C. Felderman
                                              ------------------------
                                              Douglas C. Felderman
August 7, 2003                                Executive Vice President and
--------------                                Chief Financial Officer
     Date

                                  EXHIBIT INDEX

 Exhibit No.              Description
 -----------              -----------
 99.1                     Press release of Factory 2-U Stores, Inc.,
                          dated August 6, 2003.